UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004
                                                  ----------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
---------------------------------------                       ----------
(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.02.  Results of Operation and Financial Condition

     On October 28, 2004, EMC Insurance Group Inc. issued a press release reporting its earnings for the third quarter ended September 30, 2004. The press release is furnished as Exhibit 99.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Vice President & Chief Financial Officer
October 28, 2004



                                   EXHIBIT INDEX
                                   -------------


Exhibit No.               Description
-----------               ----------------------------------------------------
99                        Press release dated October 28, 2004 of EMC Insurance
                          Group Inc.  (Furnished pursuant to Item 2.02 hereof.)